UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

SCHEDULE 14A

(RULE 14a-101)
SCHEDULE 14A INFORMATION

Proxy Statement Pursuant to Section 14(a) of the Securities Exchange Act of 1934

Filed by Registrant [X]

Filed by a Party other than the Registrant [  ]

Check the appropriate box:
[ ]	Preliminary Proxy Statement
[ ]	Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))
[ ]	Definitive Proxy Statement
[X]	Definitive Additional Materials
[ ]	Soliciting Material Under Rule 14a-12

NOVAGOLD RESOURCES INC.
(Name of Registrant as Specified In Its Charter)

___________________________________________________________
(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

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Important Notice Regarding the Availability of Proxy Materials for the
Shareholder Meeting to Be Held on May 14, 2015.
Meeting Information
Meeting Type: Annual Meeting
For holders as of: March 20, 2015
Date: May 14, 2015 Time: 3:00 PM (Pacific Daylight Time)
Location: The Metropolitan Hotel
645 Howe Street
Vancouver, British Columbia
V6C 2Y9, Canada

You are receiving this communication because you hold shares in the company named above.

This communication presents only an overview of the more complete proxy materials that are available to you on the Internet. You may view the proxy materials online at www.proxyvote.com or easily request a paper copy

(see reverse side). We encourage you to access and review all of the important information contained in the proxy materials before voting.

See the reverse side of this notice to obtain proxy materials and voting instructions.

M90295-TBD

*** Exercise Your Right to Vote ***

Before You Vote

How to Access the Proxy Materials

Proxy Materials Available to VIEW or RECEIVE: ANNUAL REPORT PROXY STATEMENT NI CARD

How to View Online:

Have the information that is printed in the box marked by the arrow ( located on the following page) and visit: www.proxyvote.com.

How to Request and Receive a PAPER or E-MAIL Copy:

If you want to receive a paper or e-mail copy of these documents, you must request one. There is NO charge for requesting a copy. Please choose one of the following methods to make your request:

1) BY INTERNET: www.proxyvote.com

2) BY TELEPHONE: 1-800-579-1639

3) BY E-MAIL*: sendmaterial@proxyvote.com

* If requesting materials by e-mail, please send a blank e-mail with the information that is printed in the box marked by the arrow (located on the following page) in the subject line.

Requests, instructions and other inquiries sent to this e-mail address will NOT be forwarded to your investment advisor. Please make the request as instructed above on or before April 30, 2015 to facilitate timely delivery.

How To Vote

Please Choose One of the Following Voting Methods

Vote In Person: If you choose to vote these shares in person at the meeting, you must request a "legal proxy." To do so, please follow the instructions at www.proxyvote.com or request a paper copy of the materials, which will contain the appropriate instructions. Many shareholder meetings have attendance requirements including, but not limited to, the possession of an attendance ticket issued by the entity holding the meeting. Please check the meeting materials for any special requirements for meeting attendance.

Vote By Internet: To vote now by Internet, go to www.proxyvote.com. Have the information that is printed in the box marked by the arrow (located on the following page) available and follow the instructions.

Vote ByTelephone: To vote now by telephone, call 1-800-454-8683. Please refer to the proposals and follow the instructions.

Vote By Mail: Mark, sign and date your voting form and return it in the postage-paid envelope we have provided or return it to Vote processing, c/o Broadridge, 51 Mercedes Way, Edgewood, NY 11717.

M90296-TBD

Voting Items

The Board of Directors recommends you vote FOR the following proposals:

1. Election of Directors

Nominees:	For	Withhold
1a. Sharon Dowdall	☐	☐
1b. Dr. Marc Faber	☐	☐
1c. Dr. Thomas Kaplan	☐	☐
1d. Gregory Lang	☐	☐
1e. Gillyeard Leathley	☐	☐
1f. Igor Levental	☐	☐
1g. Kalidas Madhavpeddi	☐	☐
1h. Gerald McConnell	☐	☐
1i. Clynton Nauman	☐	☐
1j. Rick Van Nieuwenhuyse	☐	☐
1k. Anthony Walsh	☐	☐

	For	Withhold
2. **Appointment of Auditors** Appointment of PricewaterhouseCoopers LLP as the Auditors of the Company for the fiscal year ending November 30, 2015, and authorizing the Directors to fix their remuneration. See disclosure under the heading "Appointment of Auditors" as set out in the Company's Management Information Circular dated March 24, 2015.	☐	☐

	For	Against	Abstain
3. **Approval of Non-Binding Advisory Vote on Executive Compensation** To approve a non-binding resolution approving the compensation of the Company's Named Executive Officers. See disclosure under the heading "Additional Matters to be Acted Upon" as set out in the Company's Management Information Circular dated March 24, 2015.	☐	☐	☐

NOTE: Such other business as may properly come before the meeting or any adjournment thereof.

M90297-TBD

Non-Voting Items

Please "X" here only if you plan to attend the meeting and vote THESE shares in person

Voting Instructions Signature 1 - (Please sign on line) Signature 2 - (Joint Owners) Date - (Please print date)

M90298-TBD